Exhibit 99.1
FINANCIAL COMMUNITY PRESENTATION November 2009

Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may be beyond our control and may cause our actual future results to differ materially from expectations. We do not undertake to update our forward-looking statements. Factors that could affect our results include, but are not limited to: geologic, equipment and operational risks associated with mining; changes in general economic conditions, including coal and power market conditions; reductions of purchases or deferral of deliveries by major customers; customer performance and credit risks; the outcome of commercial negotiations involving sales contracts or other transactions; legislative and regulatory developments; risks associated with environmental laws and compliance; developments in greenhouse gas emission, regulation and treatment; coal mining laws and regulations; availability and costs of credit; economic strength and political stability of countries in which we serve customers; downturns in consumer and company spending; supplier and contract miner performance and the availability and cost of key equipment and commodities; availability and costs of transportation; worldwide economic and political conditions; labor availability and relations; the Company's ability to replace coal reserves; the effects of mergers, acquisitions and divestitures; our ability to respond to changing customer preferences; price volatility and demand, particularly in higher margin products; failure to comply with debt covenants; the outcome of pending or future litigation; weather patterns affecting energy demand; changes in postretirement benefit obligations; changes in contribution requirements to multi-employer benefit funds; and the availability and costs of competing energy resources. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to the Company's Form 10-K and Form 10-Q reports. Patriot Coal Statement on Forward-Looking Information

Investment Highlights Leading eastern U.S. producer with scale and product diversification #4 in total production Leading metallurgical coal producer Over 1.8 billion tons of proven and probable coal reserves CAPP thermal, CAPP metallurgical, NAPP and Illinois Basin thermal Track record of successful growth: strategic and organic Magnum acquisition in 2008 Acquisition and development of multiple joint ventures in Central Appalachia Numerous surface and underground projects positioned for expansion as markets rebound Significant leverage to economic and coal market recoveries End markets operating at unsustainably low levels Ability to dial production up or down to be opportunistic Positioned to execute growth strategy as markets recover

Our Company The Coal Marketplace Our Response to the Marketplace How We Grow Agenda

Product Diversification 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.68 0.86 0.67 0.61 West 0.32 0.14 0.11 0.06 North 0 0.22 0.33 CAPP CAPP NAPP NAPP ILB ILB Thermal Underground Met Surface Tons Sold 32.5 - 33.5 Million Tons Product Mining Method 67% Reserves 1.8 Billion Tons Diverse locations, products & mining methods

Production in Three Coal Basins IL OH KY MO Northern Appalachia Federal Central Appalachia Big Mountain Logan County Blue Creek Paint Creek Campbell's Creek Panther Corridor G Rocklick Kanawha Eagle Wells Illinois Basin Bluegrass Dodge Hill Highland New Orleans Baltimore Newport News Norfolk WV Multiple quality & transportation options

PCX ACI ANR BTU CNX ICO JRCC MEE 0.55 1.47 1.75 1.31 1.7 0.62 1.89 1.06 Market Cap Reserve Value per Ton Patriot is valued at a discount relative to coal peers

Solid operating platform Established, long-term customer relationships Safety and employee- oriented culture Environmental stewardship Seasoned management team Experienced Board of Directors Inherent Strengths Sound operational capabilities, built on inherent strengths

Impact of Natural Gas Low natural gas prices displaced coal burn in 2009

Increasing Natural Gas Prices Prices have rebounded in the last month

CAPP Inventory "Normalized" days of burn are more in-line

U.S. Energy-Intensive Production Key industrial production sectors up since January 2009 15% 10% 5% 5% 8%

Patriot Mines are Well-Positioned Patriot mines are close to the majority of coal-fueled generation

Domestic Steel Capacity Utilization Domestic steel mill utilization has increased 26 weeks in a row

Domestic Steel Production Overcorrected Steel production has fallen more than end-market demand

Global BFI Production Led by China, production is rebounding

The Impact of China Chinese coal imports increased as a result of stimulus spending

Global Metallurgical Market Fundamentals U.S. met coal exports have declined moderately Most recent six months vs. previous six months Increase Decrease Increase Decrease

Coal Supply Response More than 126 million tons taken out of 2009 production

CAPP Supply Challenges 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 84 11 48 47 Regulatory decisions continue to create uncertainty 2009E CAPP Production (Millions of Tons) Surface Thermal 84 Underground Thermal 47 Underground Met 48 Surface Met 11 Section 404 Permits Pending (Millions of Tons of Reserves) 1st Qtr 2nd Qtr East 46.8 218 37.8 Surface Thermal 264.8 Surface Met 37.8 PCX Permits Pending 46.8

Central Appalachian Reserves PCX is the second largest reserve holder in CAPP PCX ACI ANR CNX ICO JRCC MEE East 1100 336 624 310 258 235 2244 Public Company CAPP Reserves (5.1 Billion Tons) PCX ACI ANR CNX ICO JRCC MEE

U.S. Coal Supply/Demand Imbalance 2009 2010 2011 2012 Total 58 5 -10 -15 CAPP 22.2 -10.4 -19.6 -22.6 Demand is expected to outstrip supply in CAPP in 2010 Millions of Tons

The end of the global recession will likely mark the return of strong energy & steel demand China and India will continue to drive worldwide demand, increasing U.S. exports as markets tighten Nearly 18.2 GW of new coal-fueled generating capacity are currently under construction in the U.S. Supply constraints will limit production & pose barriers to entry Permit challenges Added safety regulations Depleting reserves, more difficult geology Coal is the most abundant fuel for lowest cost generation Longer-Term Coal Markets Long-term fundamentals remain strong

Management Action Plan Operational Operational Commercial Commercial Financial Financial Idle mines and redeploy equipment Settle with non-performing customers Reduce capital expenditures Defer expansion projects Restructure below market legacy contracts Reduce general and administrative costs Re-engineer Federal and Panther mine plans Add pass-through for changes in laws Monetize non-strategic reserves Reduce material and supply costs & improve productivity Re-assess mine sourcing to match customer quality specifications Establish financial cushion Completed Positioning Patriot as a strong, long-term coal supplier

Key Financial Metrics 4Q'08 1Q'09 2Q'09 3Q'09 EBITDA/ton 3.5 8.06 6.25 8.25 4Q'08 1Q'09 2Q'09 3Q'09 EBITDA -11.8 21.9 30.9 25.4 4Q'08 1Q'09 2Q'09 3Q'09 Liquidity 129 98 217 222 EBITDA per ton EBITDA (in millions) Available liquidity (in millions) Significant progress in key financial metrics

When metallurgical coal demand increases, our options include Opening Logan County #2 Gas mine Reopening closed contractor mines Accelerating production at met coal joint venture Reopening Black Oak mine When thermal coal demand increases, our options include Increasing production at Blue Creek complex Increasing production at Hill Fork mine Adding weekend workdays Accelerating production at thermal coal joint venture How We Will Grow - Initial Response Tactical response to market upturn

Met Coal Flexibility 2009 Estimate Additional Shifts Panther/KE Logan County #2 Gas Contractor Mines Black Oak Total Available Able to double met production within 6 to 9 months

Thermal Coal Dynamics Additional thermal coal production

Organic growth Development of extensive reserves Strategic acquisitions Existing operations Contiguous or other strategic reserves Joint ventures to expand with minimal capital outlays Further diversify into other basins Market-driven response Customer requirements Economic conditions Global & U.S. energy policies How We Will Grow - Longer-Term Response Our vision is to be a premier coal supplier

Why PCX? Key valuation drivers to consider High-quality coal reserves Over 1.8 billion tons of proven and probable coal reserves Significant undeveloped underground and metallurgical reserves Important organic growth projects in permitting and planning pipeline Significant leverage to met market recovery Steel rebound will lead to tightening of met coal market Ability to dial up production to be opportunistic Flexibility in satisfying customer requirements Multiple basins, multiple mining complexes, multiple shipping options Thermal coal located near largest electricity generation markets Long-standing customer relationships

FINANCIAL COMMUNITY PRESENTATION November 2009

4Q'08 1Q'09 2Q'09 3Q'09 EBITDA $(11.8) $21.9 $30.9 $25.4 Depreciation, Depletion & Amortization (43.6) (55.0) (50.3) (50.4) Sales Contract Accretion 127.7 76.8 61.7 94.0 Reclamation & Remediation Obligation Expense (7.5) (6.5) (7.6) (9.2) Interest Expense (8.2) (8.6) (9.1) (10.7) Interest Income 6.8 3.5 5.8 3.7 Income Tax Benefit - - - - Net Income $63.4 $32.1 $31.4 $52.8 Reconciliation of EBITDA to Net Income ($ in Millions)